UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Discovery Communications, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
DISCOVERY COMMUNICATIONS, INC.	Meeting Type: Annual
For holders as of: March 11, 2010
Date: May 5, 2010 Time: 10:00 a.m. EDT
DISCOVERY COMMUNICATIONS, INC. ONE DISCOVERY PLACE SILVER SPRING, MD 20910	Location: Discovery’s Offices One Discovery Place Silver Spring, MD 20910

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. The Company’s Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please make your request for a copy, as instructed on the reverse side, on or before April 21, 2010 to facilitate timely delivery.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            10-K WRAP

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 21, 2010 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting you will need to request a ballot to vote these shares. Directions to the Annual Meeting are available by contacting us at investor_relations@discovery.com or at 240-662-2000.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.
1.	ELECTION OF DIRECTORS
Nominees:
01) Paul A. Gould 02) John S. Hendricks 03) M. LaVoy Robison
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as Discovery Communications, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2010.
3.	By the proxy holders, in their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
DISCOVERY COMMUNICATIONS, INC.
Meeting Type: Annual
For holders as of: March 11, 2010
Date: May 5, 2010 Time: 10:00 a.m. EDT
DISCOVERY COMMUNICATIONS, INC. ONE DISCOVERY PLACE SILVER SPRING, MD 20910	Location: Discovery’s Offices One Discovery Place Silver Spring, MD 20910

You are receiving this communication because you hold shares in the above company, and the materials you should review are now available. This notice will enable you to access Discovery Communications, Inc. materials for informational purposes only. Directions to the Annual Meeting are available by contacting us at investor_relations@discovery.com or at 240-662-2000.

This communication presents only an overview of the more complete materials that are available to you on the Internet. The Company’s Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

We encourage you to access and review all of the important information contained in the proxy materials.

If you want to receive a paper or email copy of these documents, you must request one, as instructed on the reverse side. There is no charge for requesting a copy.

See the reverse side for instructions on how to access materials.

— How to Access the Proxy Materials —

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            10-K WRAP

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed above.

THIS NOTICE WILL ENABLE YOU TO ACCESS

MATERIALS FOR INFORMATIONAL PURPOSES ONLY

DISCOVERY COMMUNICATIONS, INC. ONE DISCOVERY PLACE SILVER SPRING, MD 20910	DISCOVERY COMMUNICATIONS, INC. THE ENCLOSED MATERIALS HAVE BEEN SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY

Meeting Information
Meeting Type: Annual
For holders as of: March 11, 2010
Date: May 5, 2010 Time: 10:00 a.m. EDT
Location: Discovery’s Offices One Discovery Place Silver Spring, MD 20910

DISCOVERY COMMUNICATIONS, INC.

THE ENCLOSED MATERIALS HAVE BEEN SENT TO YOU FOR INFORMATIONAL PURPOSES ONLY